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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-17806, 33-39627, 33-46687, 33-81986, 33-60947,
333-08597, and 333-59509) of Xicor, Inc. of our report dated January 27, 1999, appearing on page 15 of the 1998 Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K.


PRICEWATERHOUSECOOPERS LLP
San Jose, California
March 26, 1999